                                                                   EXHIBIT 99.03

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

         ---------------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
         ---------------------------------------------------------------

                    Monthly Period:                  9/1/01 to
                                                     9/30/01
                    Distribution Date:               10/15/01
                    Transfer Date:                   10/12/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                       Class A                        $84.33148
                                       Class B                         $3.17333
                                       CIA                            $78.61321
                                                                      ---------
                                         Total (Weighted Avg.)        $69.93187






          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                       Class A                         $0.99815
                                       Class B                         $3.17333
                                       CIA                             $1.29809
                                                                      ---------
                                         Total (Weighted Avg.)         $1.39875

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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          3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount
                                                         Class A                            $83.33333
                                                         Class B                             $0.00000
                                                         CIA                                $77.31512
                                                                                   ------------------
                                                         Total (Weighted Avg.)              $68.53312

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             -----------------------------------

             The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                         Class A                      $101,932,046.23
                                                         Class B                        $7,922,649.52
                                                         CIA                           $12,198,041.14
                                                                                   ------------------
                                                         Total                        $122,052,736.89

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1) The aggregate amount of Allocations of Finance Charge
                  Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                         Class A                        $4,425,495.40
                                                         Class B                          $825,394.01
                                                         CIA                              $581,412.02
                                                                                   ------------------
                                                         Total                          $5,832,301.43

          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal Receivables in
                 the Trust as of 09/30/01                                          $32,242,194,027.86


             (b) Invested Amount as of 09/30/01
                                                         Class A                      $250,000,000.00
                                                         Class B                       $58,380,000.00
                                                         CIA                           $34,264,444.48
                                                                                   ------------------
                                                         Total                        $342,644,444.48
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-6
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   (c) The Floating Allocation Percentage:
                                                             Class A              0.947%
                                                             Class B              0.177%
                                                             CIA                  0.124%
                                                                        ---------------
                                                             Total                1.248%

   (d) During the Amortization Period: The Invested Amount
       as of 12/31/00 (the last day of the Revolving Period)
                                                             Class A    $750,000,000.00
                                                             Class B     $58,380,000.00
                                                             CIA         $89,820,000.00
                                                                        ---------------
                                                             Total      $898,200,000.00

   (e) The Fixed/Floating Allocation Percentage:
                                                             Class A              2.272%
                                                             Class B              0.177%
                                                             CIA                  0.272%
                                                                        ---------------
                                                             Total                2.721%

4. Delinquent Balances.
   --------------------

   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

   (a) 30 - 59 days                                                     $491,646,307.21
   (b) 60 - 89 days                                                     $334,719,237.44
   (c) 90 - 119 days                                                    $238,341,329.95
   (d) 120 - 149 days                                                   $188,324,719.77
   (e) 150 - 179 days                                                   $164,094,754.09
   (f) 180 or more days                                                           $0.00
                                                             Total    $1,417,126,348.46
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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-6
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          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period
                 allocable to the Invested Amount (the aggregate "Investor
                 Default Amount")
                                                                Class A               $1,595,077.50
                                                                Class B                 $297,332.18
                                                                CIA                     $209,574.16
                                                                                      -------------
                                                                Total                 $2,101,983.84

             (b) The amount set forth in paragaraph 5(a) above in respect of the
                 Monthly Investor Default Amount, per original $ 1,000 interest
                                                                Class A                       $2.13
                                                                Class B                       $5.09
                                                                CIA                           $2.33
                                                                                      -------------
                                                                Total                         $2.34

          6. Investor Charge-Offs & Reimbursements of Charge-Offs.
             -----------------------------------------------------

             (a) The aggregate amount of Class A Investor Charge- Offs and the reductions in the Class B Invested Amount and the CIA
                                                                Class A                       $0.00
                                                                Class B                       $0.00
                                                                CIA                           $0.00
                                                                                      -------------
                                                                Total                         $0.00

             (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                                                Class A                       $0.00
                                                                Class B                       $0.00
                                                                CIA                           $0.00
                                                                                      -------------
                                                                Total                         $0.00
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             (c) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of
                 reductions in the Class B Invested Amount and the
                 CIA

                                    Class A                             $0.00
                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                  -----------
                                    Total                               $0.00

             (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                             $0.00
                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                  -----------
                                    Total                               $0.00

          7. Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the Monthly Period

                                    Class A                       $312,500.00
                                    Class B                        $72,975.00
                                    CIA                            $42,830.56
                                                                  -----------
                                    Total                         $428,305.56

             (b) The amount set forth in paragraph 7(a) above, per
                 $1,000 interest

                                    Class A                       $1.25000000
                                    Class B                       $1.25000000
                                    CIA                           $1.25000000
                                                                  -----------
                                    Total                         $1.25000000


          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA
                 and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                  -----------
                                    Total                               $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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          9. Collateral Invested Amount
             --------------------------
             (a) The amount of the Collateral Invested Amount
                 as of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month           $27,320,000.04

             (b) The Required CIA Invested Amount as of the
                 close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month           $27,320,000.04

          10.The Pool Factor
             ---------------
                 The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                  0.25000000
                                             Class B                  1.00000000
                                             Total                    0.30416388

          11.The Portfolio Yield
             -------------------
               The Portfolio Yield for the related Monthly Period          10.86%

          12.The Base Rate
              ------------
               The Base Rate for the related Monthly Period                 5.89%
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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                        First USA Bank, National Association
                                        as Servicer



                                        By:     /s/ Tracie Klein
                                                -------------------------
                                                Tracie Klein
                                                First Vice President